EXHIBIT 10.1
Execution Version
Third Amendment
to
Credit Agreement
This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of September 14, 2021 (effective as provided herein), is among WINTRUST FINANCIAL CORPORATION, an Illinois corporation ("Borrower"), each Lender a party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent ("Administrative Agent").
RECITALS:
Borrower, Lenders and Administrative Agent have previously entered into the Credit Agreement dated as of September 18, 2018 (as amended by First Amendment to Credit Agreement dated as of September 17, 2019 and the Second Amendment to Credit Agreement dated as of September 15, 2020 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").
Borrower has requested extension of the Revolving Credit Maturity Date, and Lenders have agreed, subject to the terms and conditions of this Amendment, to extend the Revolving Credit Maturity Date as provided in this Amendment as reflected in this Amendment.
AGREEMENT:
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I

Definitions
I.1Definitions. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Credit Agreement.
I.2Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Amendment unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Amendment or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
I.3Incorporation by Reference. The Recitals to this Amendment are incorporated herein by reference and made a part hereof for all purposes as though set forth in this Amendment verbatim.

ARTICLE II

Amendment to Credit Agreement
II.1Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting from the definition of "Interest Period" the references to "seven (7) days or" and "two (2)".
II.2Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by deleting from clause (a) of the definition of "Revolving Credit Maturity Date" the reference to "September 14, 2021" and inserting in lieu thereof a reference to "September 13, 2022".
II.3Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by adding each of the below definitions in their proper alphabetical order:
"Erroneous Payment" has the meaning specified in Section 10.11.
"Erroneous Payment Deficiency Assignment" has the meaning specified in Section 10.11.
"Erroneous Payment Impacted Class" has the meaning specified in Section 10.11.
"Erroneous Payment Return Deficiency" has the meaning specified in Section 10.11.
"Payment Recipient" has the meaning specified in Section 10.11.
II.4Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by adding a new Section 1.07 in its proper numerical order to read as follows:
1.07    Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
II.5Article X of the Credit Agreement. Article X of the Credit Agreement is hereby amended by adding a new Section 10.11 in its proper numerical order to read as follows:
10.11    Erroneous Payments.

(a)Each Lender, each other Secured Party and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Lender or any other Secured Party (or the Lender Affiliate of a Secured Party) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or other Secured Party (each such recipient, a "Payment Recipient") that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.11(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an "Erroneous Payment"), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on "discharge for value" or any similar doctrine.
(b)Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence.
(c)In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an "Erroneous Payment Return Deficiency"), then at the sole discretion of the Administrative Agent and upon the Administrative Agent's written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Revolving

Credit Commitments) of the relevant class with respect to which such Erroneous Payment was made (the "Erroneous Payment Impacted Class") to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent's applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Revolving Credit Commitments) of the Erroneous Payment Impacted Class, the "Erroneous Payment Deficiency Assignment") plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 11.06 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.11 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other credit party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other credit party for the purpose of making for a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other credit party for the purpose of making a payment on the Obligations.
(f)Each party's obligations under this Section 10.11 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Revolving Credit

Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)Except as set forth in clause (a) above, nothing in this Section 10.11 will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient's receipt of an Erroneous Payment.

ARTICLE III

Conditions Precedent; Effectiveness
III.1Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following condition precedent:
(a)Documents. Administrative Agent shall have received this Amendment executed by Borrower and each Lender.
(b)Upfront Fee. The Borrower shall have paid to the Administrative Agent, for the account of the Lenders, a non-refundable upfront fee equal to 0.15% of the Aggregate Revolving Credit Commitments, such upfront fee to be distributed by the Administrative Agent to the Lenders pro rata in accordance with each Lender's Applicable Revolving Credit Percentage.
(c)Closing Certificates; Etc. The Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:
(i)Officer's Certificate. A certificate from a Responsible Officer of the Borrower to the effect that (A) all representations and warranties of the Borrower contained in this Amendment are true, correct and complete in all material respects (except to the extent such representation or warranty is already qualified as to materiality, Material Adverse Effect, or similar language, in which case it shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects except to the extent such representations and warranties are already qualified as to materiality, Material Adverse Effect, or similar language, in which case they shall be true and correct in all respects) as of such earlier date and (B) no Default or Event of Default has occurred and is continuing.
(ii)Certificate of Secretary of the Borrower. A certificate of a Responsible Officer of the Borrower certifying as to the incumbency and genuineness of the signature of each officer of the Borrower executing this Amendment and certifying that attached thereto are true, correct and complete copies of (A) resolutions duly adopted by the board of directors of the Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment, (B) the articles of incorporation of the Borrower and (C) the bylaws of the Borrower.
(iii)Certificate of Good Standing. A certificate as of a recent date of the good standing of the Borrower under the laws of its jurisdiction of incorporation.

III.2Effectiveness. Upon satisfaction of the condition precedent in Section 3.1, this Amendment shall be effective as of the date first set forth above.
ARTICLE IV

Ratification
IV.1Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.
ARTICLE V

Representations and Warranties
V.1Loan Documents. Borrower hereby represents and warrants to each Lender and Administrative Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not (i) violate any organizational or governance document of Borrower or (ii) violate any applicable law in any material respect, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent such representation or warranty is already qualified as to materiality, Material Adverse Effect, or similar language, in which case it shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, Material Adverse Effect, or similar language, in which case they shall be true and correct in all respects) as of such earlier date), and (c) no Default or Event of Default shall exist immediately before or immediately after giving effect to this Amendment.
ARTICLE VI

Miscellaneous
VI.1Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
VI.2Severability. Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
VI.3Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile transmission or PDF attachment to email shall be effective as delivery of an original executed counterpart thereof.
VI.4Governing Law; Jurisdiction, Etc.
(a)Governing Law. This Amendment and the other Loan Documents executed in connection herewith, unless expressly set forth therein, shall be governed by, construed and enforced in accordance with, the law of the State of Illinois, without reference to the conflicts or choice of law principles thereof.
(b)Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois state court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or in any other Loan Document shall affect any right that Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against Borrower or its properties in the courts of any jurisdiction.
(c)Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment or any other Loan Document executed in connection herewith in any court referred to in Section 6.4(b). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Amendment will affect the right of any party hereto to serve process in any other manner permitted by applicable Law.
VI.5Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
VI.6FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
VI.7Expenses of Administrative Agent. To the extent provided in the Credit Agreement, Borrower shall pay all invoiced reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation the reasonable fees and expenses of Administrative Agent's legal counsel promptly following Borrower's receipt of invoices therefor.
VI.8Loan Document. This Amendment is a Loan Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, all as of the day and year first written above.
BORROWER:

WINTRUST FINANCIAL CORPORATION

By:    /s/David A. Dykstra
    David A. Dykstra
    Vice Chairman & Chief Operating Officer

Third Amendment to Credit Agreement – Signature Page

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:    /s/ Nicole Freeman
Name:     Nicole Freeman
Title:     Managing Director
WELLS FARGO BANK, N.A.,
as a Lender

By:     /s/ Linda Sampson
Name:     Linda Sampson
Title:     Vice President

Third Amendment to Credit Agreement – Signature Page

ROYAL BANK OF CANADA,
as a Lender

By:     /s/Tim Stephens
Name:     Tim Stephens
Title:    Authorized Signatory

Third Amendment to Credit Agreement – Signature Page

U.S. BANK NATIONAL ASSOCIATION
as a Lender

By:     /s/Callen M. Strunk
Name:     Callen M. Strunk
Title:    Vice President

Third Amendment to Credit Agreement – Signature Page